Exhibit 99.4
THIRD AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT
     This Third Amendment to Contribution and Sale Agreement (this “Amendment”), dated February 7, 2006, is made and entered by and among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership (collectively, the “Contributors”), on the one hand, and American Campus Communities, Inc. (the “Company”) and American Campus Communities Operating Partnership LP (the “Operating Partnership” and, together with the Company, the “Contributee”), on the other hand.
     WHEREAS, the Contributors and the Contributee have entered into a Contribution and Sale Agreement, dated as of December 2, 2005 (as amended, the “Contribution Agreement”); and
     WHEREAS, the Contributors and the Contributee desire to amend the Contribution Agreement as set forth herein.
     NOW, THEREFORE, the Contributors and the Contributee agree as follows:
     1. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Contribution Agreement.
     2. Amendments to Certain Definitions. The following definitions in Article 1 of the Contribution Agreement are hereby amended to read as follows:
     “Closing Date” shall mean the date of the Closing, which shall occur on or before 24 days after the Earnest Money becomes non-refundable pursuant to Section 4.4.
     “Inspection Period” shall mean the period beginning on the Effective Date and ending 68 days after the Effective Date.
     3. Ratification. Except as otherwise expressly provided in this Amendment, the Contribution Agreement is hereby ratified and confirmed and shall continue in full force and effect in accordance with its terms.
     4. Counterparts. This Amendment may be executed in identical counterparts, which when taken together shall constitute one and the same instrument. A counterpart transmitted by facsimile shall be deemed an original for all purposes.
[signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN CAMPUS COMMUNITIES, INC.

By:

William C. Bayless, Jr.
President and Chief Executive Officer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its general partner

By:

William C. Bayless, Jr.
President

ROYAL TALLAHASSEE PARTNERSHIP

By:

Michael J. Henneman
General Partner

By:	Keeling Family Irrevocable Trust u/t/a dated 12/31/92 General Partner

Michael J. Henneman, attorney in fact

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:	Arthur J. Thoma
General Partner

Michael J. Henneman, attorney in fact

ROYAL TALLAHASSEE PARTNERSHIP II LIMITED PARTNERSHIP
By:

Michael J. Henneman
General Partner

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

ROYAL TALLAHASSEE III PARTNERSHIP

By:

Michael J. Henneman
General Partner

By:	Keeling Family Irrevocable Trust u/t/a dated
12/31/92
General Partner

Michael J. Henneman, attorney in fact

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

ROYAL LEXINGTON LIMITED PARTNERSHIP

By:	Royal Lexington General Partnership, an Illinois
general partnership, its general partner

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:

Michael J. Henneman
General Partner

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

ROYAL GAINESVILLE LIMITED PARTNERSHIP

By:	Gainesville Partners, an Illinois general
partnership, its general partner

By:

Michael J. Henneman
General Partner

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

ROYAL ORLANDO LIMITED PARTNERSHIP

By:	Royal Orlando Northgate L.L.C., an Illinois limited liability company

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

By:

Eric S. Worner
Manager

ROYAL TUCSON ENTRADA REAL LIMITED PARTNERSHIP (f/k/a Royal Tucson Limited Partnership)

By:	Royal Tucson, L.L.C., an Illinois limited liability
company, its general partner

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

ROYAL TEXAS — TENNESSEE LIMITED PARTNERSHIP

By:	Royal Texas-Tennessee LLC, an Illinois limited
liability company, its general partner

By:	RSMH Texas-Tennessee LLC, an Illinois
limited liability company, its manager

By:

Michael J. Henneman
Manager and Member

By:

Rodrick L. Schmidt
Manager and Member

RAIDERS PASS PHASE II LIMITED PARTNERSHIP

By:	Raiders Pass Phase II LLC, an Illinois limited
liability company, its general partner

By:	RSMH Raiders Pass Phase II LLC, an
Illinois limited liability company, its
manager

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

ROYAL TEXAS — TENNESSEE II LP

By:	Royal Texas-Tennessee II LLC, an Illinois limited liability company, its general partner

By:	RSMH Texas-Tennessee II LLC, an Illinois
limited liability company, its manager

By:

Michael J. Henneman
Manager and Member

By:

Rodrick L. Schmidt
Manager and Member

ROYAL SAN MARCOS L.P.

By:	Royal San Marcos LLC, an Illinois limited
liability company

By:	RSMH San Marcos LLC, an Illinois limited
liability company, its manager

By:

Michael J. Henneman
Manager and Member

By:

Rodrick L. Schmidt
Manager and Member

ROYAL SAN ANTONIO L.P.

By:	Royal San Antonio LLC, an Illinois limited liability company, its general partner

By:	RSMH San Antonio LLC, an Illinois limited
liability company, its manager

By:	Schmidt Family Trust, its manager

By:

Rodrick L. Schmidt
Trustee

By:	Henneman Family Trust, its manager

By:

Michael J. Henneman
Trustee